Fair Value Measurements, Derivative Instruments and Hedging Activities	12 Months Ended
Nov. 30, 2011
Fair Value Measurements, Derivative Instruments and Hedging Activities

NOTE 10 – Fair Value Measurements, Derivative Instruments and Hedging Activities

Fair Value Measurements

U.S. accounting standards establish a fair value hierarchy that prioritizes the inputs used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to unobservable inputs (Level 3 measurement). This hierarchy requires entities to maximize the use of observable inputs and minimize the use of unobservable inputs. The three levels of inputs used to measure fair value are as follows:

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Level 1 measurements are based on unadjusted quoted prices in active markets for identical assets or liabilities that we have the ability to access. Valuation of these items does not entail a significant amount of judgment.

•

Level 2 measurements are based on quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active or market data other than quoted prices that are observable for the assets or liabilities.

•	Level 3 measurements are based on unobservable data that are supported by little or no market activity and are significant to the fair value of the assets or liabilities.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between independent and knowledgeable market participants at the measurement date. Therefore, even when market assumptions are not readily available, our own assumptions are set to reflect those that we believe market participants would use in pricing the asset or liability at the measurement date.

The fair value measurement of a financial asset or financial liability must reflect the nonperformance risk of the counterparty and us. Therefore, the impact of our counterparty’s creditworthiness was considered when in an asset position, and our creditworthiness was considered when in a liability position in the fair value measurement of our financial instruments. Creditworthiness did not have a material impact on the fair values of our financial instruments at November 30, 2011 and 2010. Both the counterparties and we are expected to continue to perform under the contractual terms of the instruments. Considerable judgment may be required in interpreting market data used to develop the estimates of fair value. Accordingly, certain estimates of fair values presented herein are not necessarily indicative of the amounts that could be realized in a current or future market exchange.

Financial Instruments that are not Measured at Fair Value on a Recurring Basis

The estimated carrying and fair values of our financial instrument assets and (liabilities) that are not measured at fair value on a recurring basis were as follows (in millions):

	November 30, 2011		November 30, 2010
	Carrying Value	Fair Value	Carrying Value	Fair Value
Cash and cash equivalents (a)	$358	$358	$404	$404
Long-term other assets (b)	$96	$90	$191	$178
Fixed rate debt (c)	$(6,251)	$(6,715)	$(6,689)	$(7,076)
Floating rate debt (c)	$(3,102)	$(3,057)	$(2,669)	$(2,630)
Other	$-	$-	$(6)	$(7)

(a)	Cash and cash equivalents are comprised of cash on hand and time deposits and, due to their short maturities, the carrying values approximate their fair values.

(b)	At November 30, 2011 and 2010, substantially all of our long-term other assets were comprised of notes and other receivables. The fair values of notes and other receivables were based on estimated future cash flows discounted at appropriate market interest rates.

(c)	The net difference between the fair value of our fixed rate debt and its carrying value was due to the market interest rates in existence at November 30, 2011 and 2010 being lower than the fixed interest rates on these debt obligations, including the impact of changes in our credit ratings, if any. The net difference between the fair value of our floating rate debt and its carrying value was due to the market interest rates in existence at November 30, 2011 and 2010 being higher than the floating interest rates on these debt obligations, including the impact of changes in our credit ratings, if any. The fair values of our publicly-traded notes were based on their unadjusted quoted market prices in active markets. The fair values of our other debt were estimated based on appropriate market interest rates being applied to this debt.

Financial Instruments that are Measured at Fair Value on a Recurring Basis

The estimated fair value and basis of valuation of our financial instrument assets and (liabilities) that are measured at fair value on a recurring basis were as follows (in millions):

	November 30, 2011		November 30, 2010
	Level 1	Level 2	Level 1	Level 2
Cash equivalents (a)	$92	$-	$25	$-
Marketable securities held in rabbi trusts (b)	$98	$18	$105	$21
Derivatives
Fuel (c)	$-	$1	$-	$-
Ship foreign currency options (d)	$-	$-	$-	$8
Net investment hedges (e)	$-	$2	$-	$12
Interest rate swaps (f)	$-	$(9)	$-	$1

(a)	Cash equivalents are comprised of money market funds.

(b)	Level 1 and 2 marketable securities are held in rabbi trusts and are primarily comprised of frequently-priced mutual funds invested in common stocks and other investments, respectively. Their use is restricted to funding certain deferred compensation and non-qualified U.S. pension plans.

(c)	In fiscal 2011, we bought Brent crude oil (“Brent”) call options and sold Brent put options, collectively referred to as zero costs collars that established ceiling and floor Brent prices. At November 30, 2011, we had fuel derivatives for approximately 10% of our estimated fuel consumption for the second half of fiscal 2012 through fiscal 2015.

(d)	At November 30, 2010, we had foreign currency options totaling $785 million that were designated as foreign currency cash flow hedges for certain of our euro-denominated shipbuilding contracts. These foreign currency options matured in 2011.

(e)	At November 30, 2011 and 2010, we had foreign currency forwards totaling $183 million and $352 million, respectively, that are designated as hedges of our net investments in foreign operations, which have a euro-denominated functional currency and were principally entered into to convert U.S. dollar-denominated debt into euro debt. These foreign currency forwards mature through July 2017.

(f)	We have both U.S. dollar and sterling interest rate swaps designated as fair value hedges whereby we receive fixed interest rate payments in exchange for making floating interest rate payments. At November 30, 2011 and 2010, these interest rate swap agreements effectively changed $510 million and $512 million, respectively, of fixed rate debt to U.S. dollar LIBOR or GBP LIBOR-based floating rate debt. These interest rate swaps mature through June 2012. In addition, we have euro interest rate swaps designated as cash flow hedges whereby we receive floating interest rate payments in exchange for making fixed interest rate payments. At November 30, 2011 and 2010, these interest rate swap agreements effectively changed $320 million and $333 million, respectively, of EURIBOR-based floating rate euro debt to fixed rate debt. These interest rate swaps mature through February 2022.

We measure our derivatives using valuations that are calibrated to the initial trade prices. Subsequent valuations are based on observable inputs and other variables included in the valuation models such as interest rate, yield and commodity price curves, forward currency exchange rates, credit spreads, maturity dates, volatilities and netting arrangements. We use the income approach to value derivatives for foreign currency options and forwards, interest rate swaps and fuel derivatives using observable market data for all significant inputs and standard valuation techniques to convert future amounts to a single present value amount, assuming that participants are motivated, but not compelled to transact. We also corroborate our fair value estimates using valuations provided by our counterparties.

Nonfinancial Instruments that are Measured at Fair Value on a Nonrecurring Basis

The reconciliation of the changes in the carrying amounts of our goodwill, which goodwill has been allocated to our North America and EAA cruise brands, was as follows (in millions):

	North America Cruise Brands	EAA Cruise Brands	Total
Balance at November 30, 2009	$1,898	$1,553	$3,451
Foreign currency translation adjustment	-	(131)	(131)

Balance at November 30, 2010	1,898	1,422	3,320
Foreign currency translation adjustment	-	2	2

Balance at November 30, 2011	$1,898	$1,424	$3,322

As of July 31, 2011, we performed our annual goodwill impairment reviews by comparing the estimated fair value of the cruise brand to the carrying value of the net assets allocated to that cruise brand. All of our cruise brands carry goodwill, except for Seabourn. No goodwill was considered to be impaired because the estimated fair value of each cruise brand exceeded its respective carrying value and, accordingly, we did not proceed to step two of the impairment analysis.

In determining the estimated cruise brand fair values, we considered both their (a) discounted future cash flow analysis and (b) market multiples of comparable publicly-traded companies. The principal assumptions used in our cash flow analysis related to forecasting future operating results, include net revenue yields, net cruise costs including fuel prices, capacity changes, including the expected deployment of vessels into, or out of, the cruise brand, weighted-average cost of capital for comparable publicly-traded companies, adjusted for the risk attributable to the cruise brand including the geographic region in which it operates, that ranged from 10% to 13%, and terminal values, which are all considered level 3 inputs.

We believe the estimated fair value for each of our cruise brands that carry goodwill significantly exceeds the carrying value of their allocated net assets, except for Ibero. At July 31, 2011, Ibero’s estimated fair value only exceeded its carrying value by 2%, or $12 million, therefore, minor changes to these assumptions would lead to an Ibero impairment.

Given the continuing weakness of the Spanish economy and its impact on the vacation industry, it is possible that Ibero’s goodwill, which was $154 million at November 30, 2011, could become impaired in the future if the Spanish vacation industry does not recover enough to enable Ibero to increase its cruise pricing. The recoverability of Ibero’s goodwill is not without doubt because it is difficult to predict the timing of the resurgence of the Spanish economy and its vacation industry.

The reconciliation of the changes in the carrying amounts of our intangible assets not subject to amortization, which represent trademarks that have been allocated to our North America and EAA cruise brands, was as follows (in millions):

	North America Cruise Brands	EAA Cruise Brands	Total
Balance at November 30, 2009	$927	$409	$1,336
Foreign currency translation adjustment	-	(25)	(25)

Balance at November 30, 2010	927	384	$1,311
Foreign currency translation adjustment	-	2	2

Balance at November 30, 2011	$927	$386	$1,313

As of July 31, 2011, we also performed our annual trademark impairment reviews by comparing the estimated fair values of our trademarks to their carrying values. The cruise brands that have trademarks recorded are AIDA, Ibero, P&O Cruises (Australia), P&O Cruises (UK) and Princess. We believe the estimated fair value for each of our recorded trademarks significantly exceeds its respective carrying value and, therefore, none of our trademarks were impaired. We estimated fair values based upon a discounted future cash flow analysis, which estimated the amount of royalties that we are relieved from having to pay for use of the associated trademarks, based upon forecasted cruise revenues and royalty rates that a market participant would use. The royalty rates are estimated primarily using comparable royalty agreements for similar industries.

The determination of our cruise brand and trademark fair values includes numerous assumptions that are subject to various risks and uncertainties. We believe that we have made reasonable estimates and judgments in determining whether our goodwill and trademarks have been impaired. However, if there is a material change in assumptions used in our determination of fair values or if there is a material change in the conditions or circumstances influencing fair values, then we may need to recognize a material impairment charge.

There have not been any events or circumstances subsequent to July 31, 2011, which we believe would require us to perform interim goodwill or trademark impairment reviews.

At November 30, 2011 and 2010, our intangible assets subject to amortization are immaterial to our consolidated financial statements.

Derivative Instruments and Hedging Activities

We utilize derivative and nonderivative financial instruments, such as foreign currency forwards, options and swaps, foreign currency debt obligations and foreign currency cash balances, to manage our exposure to fluctuations in certain foreign currency exchange rates, and interest rate swaps to manage our interest rate exposure in order to achieve a desired proportion of fixed and floating rate debt. In November 2011, we implemented a fuel derivatives program to mitigate a portion of the risk to our future cash flows attributable to potentially significant fuel price increases, which we define as our “economic risk.” Our policy is to not use any financial instruments for trading or other speculative purposes.

All derivatives are recorded at fair value. The changes in fair value are immediately included in earnings if the derivatives do not qualify as effective hedges, or if we do not seek to qualify for hedge accounting treatment, such as for our fuel derivatives. If a derivative is designated as a fair value hedge, then changes in the fair value of the derivative are offset against the changes in the fair value of the underlying hedged item. If a derivative is designated as a cash flow hedge, then the effective portion of the changes in the fair value of the derivative is recognized as a component of AOCI until the underlying hedged item is recognized in earnings or the forecasted transaction is no longer probable. If a derivative or a nonderivative financial instrument is designated as a hedge of our net investment in a foreign operation, then changes in the fair value of the financial instrument are recognized as a component of AOCI to offset a portion of the change in the translated value of the net investment being hedged, until the investment is sold or liquidated. We formally document hedging relationships for all derivative and nonderivative hedges and the underlying hedged items, as well as our risk management objectives and strategies for undertaking the hedge transactions.

We classify the fair values of all our derivative contracts and the fair values of our hedged firm commitments as either current or long-term depending on whether the maturity date of the derivative contract is within or beyond one year from the balance sheet date. Our derivative fair value amounts are included in prepaid expenses and other assets and accrued and other liabilities as the amounts are not significant. The cash flows from derivatives treated as hedges are classified in our accompanying Consolidated Statements of Cash Flows in the same category as the item being hedged. Our cash flows related to fuel derivatives, if any, will be classified within investing activities.

The effective portions of our net foreign currency derivative gains and (losses) on cash flow hedges recognized in other comprehensive income (loss) in fiscal 2011, 2010 and 2009 totaled $72 million, $(64) million and $101 million, respectively.

The effective portions of our net foreign currency derivative (losses) and gains on net investment hedges recognized in other comprehensive income (loss) in fiscal 2011, 2010 and 2009 totaled $(13) million, $84 million and $(49) million, respectively.

In fiscal 2011, we recognized unrealized net gains of $1 million on our fuel derivatives. There were no realized gains or losses recognized in fiscal 2011 on our fuel derivatives.

In fiscal 2010, we recognized a gain of $18 million on foreign currency forwards that were not designated as hedges, which we entered into for treasury management purposes. The gain on these foreign currency forwards included in nonoperating other income was offset by the loss incurred on the remeasurement of a non-functional currency monetary liability, which was also included in nonoperating other income.

There are no credit risk related contingent features in our derivative agreements, except for bilateral credit provisions within our fuel derivative counterparty agreements. These provisions require interest-bearing, non-restricted cash to be posted or received as collateral to the extent the fuel derivative fair value payable to or receivable from an individual counterparty, respectively, exceeds $100 million. At November 30, 2011, no collateral was required to be posted to or received from our fuel derivative counterparties.

The amount of estimated cash flow hedges’ unrealized gains and losses that are expected to be reclassified to earnings in the next twelve months is not significant. We have not provided additional disclosures of the impact that derivative instruments and hedging activities have on our consolidated financial statements as of November 30, 2011 and 2010 and for the years ended November 30, 2011, 2010 and 2009 where such impacts were not significant.

Foreign Currency Exchange Rate Risks

Overall Strategy

We manage our exposure to fluctuations in foreign currency exchange rates through our normal operating and financing activities, including netting certain exposures to take advantage of any natural offsets and, when considered appropriate, through the use of derivative and nonderivative financial instruments. Our primary focus is to manage the economic foreign currency exchange risks faced by our operations, which are the ultimate foreign currency exchange risks that would be realized by us if we exchanged one currency for another, and not accounting risks. Accordingly, we do not currently hedge foreign currency exchange accounting risks with derivative financial instruments. The financial impacts of the hedging instruments we do employ generally offset the changes in the underlying exposures being hedged.

Operational and Investment Currency Risks

The growth of our European and Australian cruise brands subjects us to an increasing level of foreign currency translation risk related to the euro, sterling and Australian dollar because these brands generate significant revenues and incur significant expenses in euro, sterling or the Australian dollar. Accordingly, exchange rate fluctuations of the euro, sterling and Australian dollar against the U.S. dollar will affect our reported financial results since the reporting currency for our consolidated financial statements is the U.S. dollar. Any weakening of the U.S. dollar against these foreign currencies has the financial statement effect of increasing the U.S. dollar values reported for cruise revenues and expenses. Strengthening of the U.S. dollar has the opposite effect.

Most of our brands have non-functional currency risk related to their international sales operations, which has become an increasingly larger part of most of their businesses over time, and primarily includes the euro, sterling and Australian, Canadian and U.S. dollars. In addition, all of our brands have non-functional currency expenses for a portion of their operating expenses. Accordingly, these brands’ revenues and expenses in non-functional currencies create some degree of natural offset for recognized transactional currency gains and losses due to currency exchange movements.

We consider our investments in foreign operations to be denominated in relatively stable currencies and of a long-term nature. We partially mitigate our net investment currency exposures by denominating a portion of our debt and other obligations, including the effect of foreign currency forwards, in our foreign operations’ functional currencies, generally the euro or sterling. As of November 30, 2011 and 2010, we have designated $3.6 billion and $3.0 billion of our euro and sterling debt and other obligations, respectively, which debt matures through 2021, as nonderivative hedges of our net investments in foreign operations. Accordingly, we have included $204 million and $183 million of cumulative foreign currency transaction gains in the cumulative translation adjustment component of AOCI at November 30, 2011 and 2010, respectively, which offsets a portion of the losses recorded in AOCI upon translating our foreign operations’ net assets into U.S. dollars. During fiscal 2011, 2010 and 2009, we recognized foreign currency transaction gains and (losses) of $21 million, $271 million and $(407) million, respectively, in the cumulative translation adjustment component of AOCI.

Newbuild Currency Risks

Our decisions regarding whether or not to hedge a non-functional currency ship commitment for our cruise brands are made on a case-by-case basis, taking into consideration the amount and duration of the exposure, market volatility, currency exchange rate correlation, economic trends, our overall expected net cash flows by currency and other offsetting risks. Our shipbuilding contracts are typically denominated in euros. In the past, we have used foreign currency derivative contracts and nonderivative financial instruments to manage foreign currency exchange rate risk for some of these ship construction contracts.

At November 30, 2011, none of our newbuild passenger capacity under contract that is exposed to currency exchange risk is hedged. The only newbuild contracts that have currency exchange risk for our cruise brands are two Princess and one P&O Cruises (UK) euro-denominated newbuild contracts with remaining commitments totaling $2.0 billion.

The cost of shipbuilding orders that we may place in the future for our cruise brands that is denominated in a currency that is different than their functional currency is expected to be affected by foreign currency exchange rate fluctuations. Given the movement in the U.S. dollar and sterling relative to the euro over the past several years, the U.S. dollar and sterling cost to order new cruise ships has been volatile. If the U.S. dollar or sterling declines against the euro, this may affect our desire to order future new cruise ships for U.S. dollar or sterling functional currency brands.

Interest Rate Risks

We manage our exposure to fluctuations in interest rates through our investment and debt portfolio management strategies. These strategies include purchasing high quality short-term investments with floating interest rates, and evaluating our debt portfolio to make periodic adjustments to the mix of fixed and floating rate debt through the use of interest rate swaps and the issuance of new debt or the early retirement of existing debt. At November 30, 2011, 65% and 35% (69% and 31% at November 30, 2010) of our debt bore fixed and floating interest rates, respectively, including the effect of interest rate swaps.

Fuel Price Risks

Our exposure to market risk for changes in fuel prices substantially all relate to the consumption of fuel on our ships. As previously discussed, in fiscal 2011 we implemented a fuel derivatives program to mitigate a portion of our economic risk attributable to potentially significant fuel price increases. We designed our fuel derivatives program to maximize operational flexibility by utilizing derivative markets with significant trading liquidity. As part of our fuel derivatives program, we will evaluate various derivative products and strategies. During 2011, we entered into zero cost collars that established ceiling and floor Brent prices. These derivatives are based on Brent prices whereas the actual fuel used on our ships is marine fuel. Changes in the Brent prices may not show a high degree of correlation with changes in our underlying marine fuel prices. We will not realize any economic gain or loss upon the maturity of our zero cost collars unless the price of Brent is above the ceiling price or below the floor price. We believe that these derivatives will act as economic hedges, however hedge accounting is not applied.

At November 30, 2011, our outstanding fuel derivatives consisted of zero cost collars on Brent for a portion of our estimated fuel consumption as follows:

Maturities (a)	Barrels (in thousands)	Weighted-Average Floor Price	Weighted-Average Ceiling Price	Percent of Estimated Fuel Consumption
2012
Q3	522	$75	$135	10%
Q4	522	75	135	10%

	1,044	$75	$135

Fiscal 2013	2,112	$74	$132	10%

Fiscal 2014	2,112	$71	$128	10%

Fiscal 2015	2,160	$71	$125	10%

(a)	Fuel derivatives mature evenly over each quarter within the above fiscal years.

Concentrations of Credit Risk

As part of our ongoing control procedures, we monitor concentrations of credit risk associated with financial and other institutions with which we conduct significant business. Our maximum exposure under foreign currency and fuel derivative contracts and interest rate swap agreements that are in-the-money, which were not significant at November 30, 2011, is the replacement cost, net of any collateral received, which includes the value of the contracts, in the event of nonperformance by the counterparties to the contracts, all of which are currently our lending banks. We seek to minimize credit risk exposure, including counterparty nonperformance primarily associated with our cash equivalents, investments, committed financing facilities, contingent obligations, derivative instruments, insurance contracts and new ship progress payment guarantees, by normally conducting business with large, well-established financial institutions and insurance companies, and by diversifying our counterparties. In addition, we have guidelines regarding credit ratings and investment maturities that we follow to help safeguard liquidity and minimize risk. We normally do require collateral and/or guarantees to support notes receivable on significant asset sales, long-term ship charters and new ship progress payments to shipyards. We currently believe the risk of nonperformance by any of our significant counterparties is remote.

We also monitor the creditworthiness of travel agencies and tour operators in Europe and credit card providers to which we extend credit in the normal course of our business. Our credit exposure includes contingent obligations related to cash payments received directly by travel agents and tour operators for cash collected by them on cruise sales in most of the European Union for which we are obligated to provide credit in a like amount to these guests even if we do not receive payment from the travel agents or tour operators. Concentrations of credit risk associated with these receivables and contingent obligations are not considered to be material, primarily due to the large number of unrelated accounts within our customer base, the amount of these contingent obligations and their short maturities. We have experienced only minimal credit losses on our trade receivables and related contingent obligations. We do not normally require collateral or other security to support normal credit sales.